                                                              September 13, 2006

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

         Re:      The Prudential Qualified Individual Variable Contract Account
                  File No. 811-03625

                  Prudential Qualified Variable Investment Plan
                  File No. 002-81318

Dear Commissioners:

          On behalf of Prudential Insurance Company of America and The Prudential Qualified Individual Variable Contract Account (the
"Account"), transmitted to the contractholders of the above-referenced variable annuities the semi-annual report of the applicable underlying fund, for the period ended June 30, 2006.  As indicated by the filing information set forth below, this semi-annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

         In addition to information transmitted herewith, we incorporate by reference the annual reports with respect to the following underlying mutual fund:

Filer/Entity                   The Prudential Series Fund, Inc.
Registration No.:              811-03623
CIK No.                        0000711175
Accession No.:                 0001193125-06-183738
Date of Filing:                08/31/06

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         /s/ C. Christopher Sprague
                                                         C. Christopher Sprague
                                                         Vice President, Corporate Counsel